SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC 20549



                                      FORM 8-K

                                  CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): October 8, 2002


                          Virginia Commerce Bancorp, Inc.
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              (Exact name of registrant as specified in its charter)


           Virginia                    0-28635                  54-1964895
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(State or other jurisdiction    (Commission file number)       (IRS Employer
     of incorporation)                                            Number)


                 5350 Lee Highway, Arlington, Virginia    22207
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703-534-0700
                                                            ------------

Item 5.  Other Events
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         Virginia Commerce Bancorp issued the press release attached as exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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        (a)  Financial Statements of Business Acquired.  Not applicable.

        (b)  Pro Forma Financial Information.  Not Applicable.

        (c)  Exhibits.

        99       Press Release dated October 8, 2002


                              Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VIRGINIA COMMERCE BANCORP, INC.



                              By:  /s/ Peter A. Converse
                                 ---------------------------------------------
                                 Peter A. Converse, President, Chief Executive
                                         Officer

Dated: October 8, 2002